Exhibit 10.15

POWER OF ATTORNEY

Date:

We, [*], a company incorporated and existing under the laws of the [*] and a holder of [*] Ordinary Shares (“Our Shares”) in Qtech Ltd. (“Company”), hereby irrevocably authorize Innotech Group Holdings Ltd. (“Innotech Group”) to exercise the following rights relating to Our Shares during the term of this Power of Attorney:

Innotech Group is hereby authorized to act on behalf of us as our exclusive agent and attorney with respect to the following matters concerning Our Shares: a) attending shareholders’ meetings of the Company; b) exercising the shareholder’s voting rights under the Memorandum of the Articles of Association of the Company; and c) executing and delivering all relevant documents in relation to the foregoing matters.

All the actions associated with Our Shares conducted by INNOTECH GROUP hereunder shall be deemed as our own actions, and all the documents related to Our Shares executed by INNOTECH GROUP hereunder shall be deemed to be executed by us. We hereby acknowledge and ratify those actions and/or documents by INNOTECH GROUP.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as we are a shareholder of the Company.

During the term of this Power of Attorney, we hereby waive all the rights associated with Our Shares, which have been authorized to INNOTECH GROUP through this Power of Attorney, and shall not exercise such rights.

[Signature Page to Power of Attorney]

[*]

By:

Name:
Title:

Accepted and Agreed by:

Innotech Group Holdings Ltd.

Name:
Title: